Equity	9 Months Ended
Sep. 30, 2020
Equity.
Equity

10 Equity

As discussed in note 1, Centogene N.V. became the parent holding company of the Group on November 12, 2019 as part of the IPO process.  All share, per-share and related information presented in the financial statements and corresponding disclosure notes have been retrospectively adjusted, where applicable, to reflect the impact of the share split resulting from the reorganization.

In July 2020, the Company completed a follow-on public offering of 3,500,000 common shares of the Company, consisting of 2,000,000 common shares offered by the Company and 1,500,000 common shares offered by selling shareholders at a price to the public of USD 14.00 per common share (i.e. EUR 12.71 per share). Aggregate offering proceeds, net of underwriting discounts, commissions and transaction costs, were EUR 22 million to the Company.

Capital reserve

As of September 30, 2020, capital reserve included a share premium of EUR 107,499k, being amounts paid in by shareholders at the issuance of shares in excess of the par value of the shares issued, net of any transaction costs incurred for the share issuance.

In addition, it also included amounts recorded in respect of share-based payments. For additional information on the share-based payments, see note 12.